                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement of Edge Petroleum Corporation, a Delaware corporation, (the "Company") on Form S-8 Registration No. 333-22571 of our report dated March 6, 1998, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 1997and to the reference to us under the heading "Experts" in such Registration Statement.



/S/ DELOITTE & TOUCHE LLP

Houston, Texas
March 27, 1997